Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders
On April 17, 2007, May 23, 2007 and June 26, 2007 Special Meetings of Shareholders were held to vote at a Trust, Fund and Class level on various proposals recently approved by the Fund's Directors. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the following proposal:
1. Election of Board Members†

Nominees

Bruce R. Bent
 Votes For
18,452,687,271
Authority
Withheld
734,334,877
Abstentions
0
Broker Non-Vote
0
William E. Viklund
 Votes For

18,459,864,957
Authority
Withheld

727,157,191
Abstentions

0
Broker Non-Vote

0
Joseph D. Donnelley
 Votes For

18,514,455,941
Authority
Withheld

672,566,207
Abstentions

0
Broker Non-Vote

0
Edwin Ehlert, Jr.
 Votes For

18,505,094,168
Authority
Withheld

681,927,980
Abstentions

0
Broker Non-Vote

0
William J. Montgoris
Votes For

18,459,627,261
Authority
Withheld

727,394,887
Abstentions

0
Broker Non-Vote

0
Frank J. Stalzer
Votes For

18,513,466,127
Authority
Withheld

673,556,020
Abstentions

0
Broker Non-Vote

0
Ronald J. Artinian
 Votes For

18,512,789,579
Authority
Withheld

674,232,569
Abstentions

0
Broker Non-Vote

0
Santa Albicocco
 Votes For

18,509,820,405
Authority
Withheld

677,201,743
Abstentions

0
Broker Non-Vote

0
Stephen P. Zieniwicz
Votes For

18,462,401,179
Authority
Withheld

724,620,969
Abstentions

0
Broker Non-Vote

0

Board Members are elected by the shareholders of all of the series of the Trust of which the Fund is a series.
On April 17, 2007, May 23, 2007 and June 26, 2007, Special Meetings of Shareholders were held to vote at a Fund level on various proposals recently approved by the Fund's Directors. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the following proposals: (1) to approve the retention of payments made under the "Comprehensive Fee" Investment Management Agreement, (2) to approve the retention of payments made under Distribution Plans and Distribution Agreements.
Approval of Retention of Payments

Approval of Retention of Payments Made Under the "Comprehensive Fee" Investment Management Agreements

Primary Fund
Votes For

11,859,576,452
Authority
Withheld

806,669,151
Abstentions

964,183,525
Broker Non-Vote

0
U.S. Government Fund
Votes For

4,276,353,929
Authority
Withheld

99,845,055
Abstentions

96,074,625
Broker Non-Vote

0
U.S Treasury Fund
Votes For

317,025,295
Authority
Withheld

14,219,443
Abstentions

7,582,155
Broker Non-Vote

0

Approval of Retention of Payments Made Under Distribution Plans and Distribution Agreements.

Primary Fund
Votes For

4,833,398,051
Authority
Withheld

255,850,668
Abstentions

144,734,059
Broker Non-Vote

0
U.S. Government Fund
Votes For

2,922,627,889
Authority
Withheld

92,743,545
Abstentions

92,028,515
Broker Non-Vote

0
U.S Treasury Fund
Votes For

243,423,166
Authority
Withheld

12,874,426
Abstentions

6,760,996
Broker Non-Vote

0

On April 17, 2007, May 23, 2007 and June 26, 2007, Special Meeting of Shareholders were held to vote at a Class level on various proposals recently approved by the Fund's Directors. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes by the Class R and the Class I shareholders as to the following proposals: (1) to approve a new "Comprehensive Fee" Investment Management Agreement, (2) to amend the "Comprehensive Fee" Investment Management Agreement, (3) to approve new Distribution Plans and (4) to amend the "Distribution Plans."

1. Approval of New "Comprehensive Fee" Investment Management Agreement

Approval of New "Comprehensive Fee" Investment Management Agreement

Primary-Class Institutional
Votes For

5,748,401,752
Authority
Withheld

428,990,357
Abstentions

607,341,975
Broker Non-Vote

0
Primary-Class15
Votes For

265,734,967
Authority
Withheld

4,864,406
Abstentions

4,779,532
Broker Non-Vote

0
Primary-Class 20
Votes For

216,106,443
Authority
Withheld

1,044,387
Abstentions

1
Broker Non-Vote

0
Primary-Class 25
Votes For

437,728,025
Authority
Withheld

23,678,929
Abstentions

15,019,524
Broker Non-Vote

0
Primary-Class 35
Votes For

5,674,903
Authority
Withheld

511,327
Abstentions

366,740
Broker Non-Vote

0
Primary-Class 45
Votes For

73,790,679
Authority
Withheld

140,552
Abstentions

1
Broker Non-Vote

0
Primary-Class 70
Votes For

30,210,242
Authority
Withheld

482,286
Abstentions

529,976
Broker Non-Vote

0
Primary Class 75
Votes For

83,905,851
Authority
Withheld

199,830
Abstentions

475,379

Broker Non-Vote

0
Primary-Class 95
Votes For

10,555,065
Authority
Withheld

468,960
Abstentions

371,088
Broker Non-Vote

0
Primary-Class Treasurer's Trust
Votes For

509,738,611
Authority
Withheld

30,698,129
Abstentions

21,835,103

Broker Non-Vote

0
Primary-Class R
Votes For

4,728,260,477
Authority
Withheld

282,367,941
Abstentions

150,610,600

Broker Non-Vote

0

U.S. Government-Class Institutional
Votes For

1,163,509,214
Authority
Withheld

0
Abstentions

0

Broker Non-Vote

0
U.S. Government-Class 15
Votes For

86,483,694
Authority
Withheld

0
Abstentions

0
Broker Non-Vote

0
U.S. Government-Class 25
Votes For

19,646,869
Authority
Withheld

0
Abstentions

0
Broker Non-Vote

0
U.S. Government-Class 45
Votes For

19,088,241
Authority
Withheld

0
Abstentions

0

Broker Non-Vote

0
U.S. Government-Class Treasurer's Trust
Votes For

70,113,011
Authority
Withheld

3,001,224
Abstentions

3,031,404

Broker Non-Vote

0
U.S. Government-Class R
Votes For

1,667,767,347
Authority
Withheld

103,949,060
Abstentions

86,754,774

Broker Non-Vote

0

U.S. Treasury-Class Institutional
Votes For

9,646,949
Authority
Withheld

0
Abstentions

0
Broker Non-Vote

0
U.S. Treasury-Class 15
Votes For

10,061
Authority
Withheld

0
Abstentions

0
Broker Non-Vote

0
U.S. Treasury-Class 25
Votes For

11,086
Authority
Withheld

0
Abstentions

0
Broker Non-Vote

0
U.S. Treasury-Class 45
Votes For

41,528,975
Authority
Withheld

0
Abstentions

0

Broker Non-Vote

0
U.S. Treasury-Class 75
Votes For

10,291,383
Authority
Withheld

0
Abstentions

0
Broker Non-Vote

0
U.S. Treasury-Class Treasurer's Trust
Votes For

24,322,151
Authority
Withheld

8,697
Abstentions

240,384
Broker Non-Vote

0
U.S. Treasury-Class R
Votes For

230,866,856
Authority
Withheld

15,656,494
Abstentions

6,243,853

Broker Non-Vote

0

2. Approval of Amendment to "Comprehensive Fee" Investment Management Agreement

Approval of Amendment to "Comprehensive Fee" Investment Management Agreement

Primary-Class Institutional
Votes For

5,730,495,138
Authority
Withheld

428,893,884
Abstentions

607,345,063

Broker Non-Vote

17,999,999
Primary-Class 15
Votes For

265,084,730
Authority
Withheld

5,770,297
Abstentions

4,523,877

Broker Non-Vote

1
Primary-Class 20
Votes For

191,093,190
Authority
Withheld

1,044,403
Abstentions

156,316

Broker Non-Vote

24,856,922
Primary-Class 25
Votes For

295,001,476
Authority
Withheld

24,802,732
Abstentions

15,316,443
Broker Non-Vote

141,305,827
Primary-Class 35
Votes For

4,747,520
Authority
Withheld

421,661
Abstentions

368,478
Broker Non-Vote

1,015,311
Primary-Class 45
Votes For

72,375,448
Authority
Withheld

140,552
Abstentions

0
Broker Non-Vote

1,415,232
Primary-Class 70
Votes For

20,164,981
Authority
Withheld

509,814
Abstentions

538,400
Broker Non-Vote

10,009,309
Primary Class 75
Votes For

21,218,080
Authority
Withheld

199,830
Abstentions

475,379
Broker Non-Vote

62,687,771
Primary-Class 95
Votes For

5,935,179
Authority
Withheld

467,939
Abstentions

376,801
Broker Non-Vote

4,615,194
Primary-Class Treasurer's Trust
Votes For

508,346,974
Authority
Withheld

31,474,827
Abstentions

21,621,839

Broker Non-Vote

828,203
Primary-Class R
Votes For

3,486,454,861
Authority
Withheld

288,633,289
Abstentions

152,576,269
Broker Non-Vote

1,233,574,600

U.S. Government-Class Institutional
Votes For

794,532,497
Authority
Withheld

368,976,716
Abstentions

0
Broker Non-Vote

0
U.S. Government-Class 15
Votes For

86,483,694
Authority
Withheld

0
Abstentions

0

Broker Non-Vote

0
U.S. Government-Class 25
Votes For

19,288,917
Authority
Withheld

0
Abstentions

0

Broker Non-Vote

357,952
U.S. Government-Class 45
Votes For

19,088,241
Authority
Withheld

0
Abstentions

0

Broker Non-Vote

0
U.S. Government-Class Treasurer's Trust
Votes For

52,500,008
Authority
Withheld

5,870,437
Abstentions

3,064,774
Broker Non-Vote

14,710,420
U.S. Government-Class R
Votes For

1,594,790,309
Authority
Withheld

114,483,509
Abstentions

87,406,591
Broker Non-Vote

61,790,773

U.S. Treasury-Class Institutional
Votes For

9,646,949
Authority
Withheld

0
Abstentions

0
Broker Non-Vote

0
U.S. Treasury-Class 15
Votes For

10,061
Authority
Withheld

0
Abstentions

0
Broker Non-Vote

0
U.S. Treasury-Class 25
Votes For

11,086
Authority
Withheld

0
Abstentions

0
Broker Non-Vote

0
U.S. Treasury-Class 45
Votes For

41,528,975
Authority
Withheld

0
Abstentions

0
Broker Non-Vote

0
U.S. Treasury-Class 75
Votes For

10,291,383
Authority
Withheld

0
Abstentions

0
Broker Non-Vote

0
U.S. Treasury-Class Treasurer's Trust
Votes For

18,067,196
Authority
Withheld

8,697
Abstentions

240,383

Broker Non-Vote

6,254,956
U.S. Treasury-Class R
Votes For

195,871,960
Authority
Withheld

16,333,802
Abstentions

6,447,496

Broker Non-Vote

34,113,945

3. Approval of New Distribution Plan

Approval of New Distribution Plan

Primary-Class 70
Votes For

30,288,863
Authority
Withheld

409,479
Abstentions

524,162

Broker Non-Vote

0
Primary-Class 75
Votes For

84,164,673
Authority
Withheld

215,805
Abstentions

200,582

Broker Non-Vote

0
Primary-Class 95
Votes For

10,554,324
Authority
Withheld

454,727
Abstentions

386,062
Broker Non-Vote

0
Primary-Class R
Votes For

4,752,783,928
Authority
Withheld

255,733,860
Abstentions

152,721,230
Broker Non-Vote

0

U.S. Government-Class R
Votes For

1,674,001,378
Authority
Withheld

92,210,784
Abstentions

92,259,019
Broker Non-Vote

0

U.S. Treasury-Class 75
Votes For

10,291,383
Authority
Withheld

0
Abstentions

0
Broker Non-Vote

0
U.S. Treasury-Class R
Votes For

232,764,362
Authority
Withheld

12,951,003
Abstentions

7,051,838

Broker Non-Vote

0

4. Approval of Amendment to New Distribution Plan

Item Voted On

Votes For

Votes Against

Abstentions

Broker
Non-Votes
Approval of Amendment to New Distribution Plan

Primary-Class 70
Votes For

20,214,209

448,652

550,334

10,009,309
Primary-Class 75
Votes For

21,489,195

203,512

200,582

62,687,771
Primary-Class 95
Votes For

5,935,844

467,207

376,868

4,615,194
Primary-Class R
Votes For

3,507,296,573

264,409,834

155,958,012

1,233,574,600

U.S. Government-Class R
Votes For

1,603,639,155

99,889,358

93,151,895

61,790,773

U.S. Treasury-Class 75
Votes For

10,291,383

0

0

0
U.S. Treasury-Class R
Votes For

196,886,898

14,682,700

7,083,661

34,113,945